UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: January 13, 2005

CCF HOLDING COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	0-25846	58-2173616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Main Street, Jonesboro, Georgia	30236
(Address of Principal Executive Offices)	(Zip Code)

(770) 478-8881

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 13, 2005, CCF Holding Company (the “Company”) issued a press release providing its current expectations for its financial performance for the quarter and year ended December 31, 2004. A copy of this press release is attached as Exhibit 99.1. The information contained in this report on Form 8-K is being furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K.

The press release includes the Company’s current expectations regarding earnings per share for the quarter and year ended December 31, 2004.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-B:

99.1 Press Release dated January 13, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CCF HOLDING COMPANY

By:	/s/ David B. Turner
David B. Turner
President and Chief Executive Officer

Dated: February 3, 2005